UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2002



                               SAXON CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


          DELAWARE                        000-33485              54-2036076
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         Incorporation)                                     Identification No.)

4951 LAKE BROOK DRIVE, SUITE 300                                   23060
      GLEN ALLEN, VIRGINIA                                      (Zip Code)
 (Address of principal executive
           offices)



        Registrant's telephone number, including area code (804) 967-7400





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

Item 5. Other Events
        ------------

         On June 26, 2002, Saxon Capital, Inc. ("Saxon") issued a press release announcing the resignation of Robert G. Partlow from his duties as Director, Executive Vice President, Chief Financial Officer and Treasurer of Saxon. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7(c). Exhibits
           --------

99.1     Press Release dated June 26, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SAXON CAPITAL, INC.


                                        By:  /s/ Richard D. Shepherd
                                             ----------------------------------
                                             Vice President, General Counsel
                                             and Secretary

Date: June 27, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1 Press Release dated June 26, 2002.